UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2008 (November 17, 2008)
TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)
Delaware
     (State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission	(IRS Employer
File Number)	Identification No.)

2540 Mission College Boulevard, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
     On November 17, 2008, Transmeta Corporation, a Delaware corporation (“Transmeta”), issued a press release announcing its financial results for the quarter ended September 30, 2008. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
     On November 17, 2008, Transmeta issued a press release announcing that it had entered into a definitive agreement to be acquired by Novafora, Inc. (“Novafora”). A copy of the press release is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Title or Description

99.1	Press release dated November 17, 2008 announcing Transmeta’s financial results for the quarter ended September 30, 2008.

99.2	Press release dated November 17, 2008 announcing Transmeta’s entering into definitive agreement to be acquired by Novafora, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: November 17, 2008	By:	/s/ John O’Hara Horsley
John O’Hara Horsley,
Executive Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.1	Press release dated November 17, 2008 announcing Transmeta’s financial results for the quarter ended September 30, 2008.

99.2	Press release dated November 17, 2008 announcing Transmeta’s entering into definitive agreement to be acquired by Novafora, Inc.